                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO.9
                                       TO
                                    FORM T-3
                FOR APPLICATIONS FOR QUALIFICATION OF INDENTURES
                                    UNDER THE
                           TRUST INDENTURE ACT OF 1939


                            SAN JACINTO HOLDINGS INC.
                               (NAME OF APPLICANT)

                       2121 San Jacinto Street, Suite 1000
                               Dallas, Texas 75201
                    (Address of Principal Executive Offices)


                             SECURITIES ISSUED UNDER
                             THE INDENTURE QUALIFIED

     Title of Class                                                Amount
     --------------                                                ------
12% Senior Subordinated Notes                                    Maximum of
Due December 31, 2002                                            $66,138,406



                            Name and Address of Agent
                             for Service of Process:

                                 Elvis L. Mason
                            San Jacinto Holdings Inc.
                       2121 San Jacinto Street, Suite 1000
                               Dallas, Texas 75201

                                 with a copy to:

                          J. Kenneth Menges, Jr., P.C.
                    Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                         1700 Pacific Avenue, Suite 4100
                            Dallas, Texas 75201-4618



                  Effective Date of Form T-3: January 25, 1996


                      This Document Consists of ____ Pages
                        Exhibit Index Begins on Page ____

                                                               November 14, 1997

POST-EFFECTIVE AMENDMENT NO.8 TO FORM T-3

Filed herewith as Exhibit T3E-13 is the Quarterly Financial Statements for the three and nine month periods ended September 30, 1997 of San Jacinto Holdings Inc. (the "Company") and Safeguard Business Systems, Inc. which is required to be furnished to holders of the Company's 12% Senior Subordinated Notes (the "New Notes") and filed with the Securities and Exchange Commission pursuant to
Section 4.03 of the indenture between the Company and U.S. Trust Company of Texas, N.A., as Trustee which governs the New Notes of the Company.



         THE DATE OF THIS POST-EFFECTIVE AMENDMENT NO.9 TO FORM T-3 IS
                               NOVEMBER 14, 1997.

Contents of Application for Qualification. This application for qualification comprises:

         (a)       One page, numbered 1.

    **   (b)       The Statement of Eligibility and Qualification of U.S. Trust
                   Company of Texas, N.A. as trustee under the New Notes
                   Indenture to be qualified.

         (c) The following exhibits in addition to those filed as part of the Statement of Eligibility and Qualification of the trustee.

    ** EXHIBIT T3A - Certificate of Incorporation, with all amendments thereto, of the Company.

    **             EXHIBIT T3B - Amended and Restated By-laws of the Company.

    ** EXHIBIT T3C-1 - Indenture dated as of ___________, 1995, between the Company and U.S. Trust Company of Texas, N.A., as Trustee.

    ** EXHIBIT T3C-2 - Indenture dated as of ____________, 1995, between the Company and U.S. Trust Company of Texas, N.A., as Trustee pursuant to the Supplement to Exchange Offer and Consent Solicitation.

    ** EXHIBIT T3C-3 - Indenture dated as of _____________, 1996, between the Company and U.S. Trust Company of Texas, N.A., as Trustee pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

    ** EXHIBIT T3C-4 - Amended Indenture dated as of January 26, 1996, between the Company and U.S. Trust Company of Texas, N.A., as Trustee.

                   EXHIBIT T3D - Not Applicable.

    **             EXHIBIT T3E-1 - Exchange Offer and Consent Solicitation.

    ** EXHIBIT T3E-2(a) - Form of Letter of Transmittal to holders of the Company's 8% Senior Subordinated Notes due
                   December 31, 2000.

    ** EXHIBIT T3E-2(b) - Form of Letter of Transmittal to holders of the Company's 8% Subordinated Debentures due December 31, 2000.

    ** EXHIBIT T3E-2(c) - Form of Letter of Transmittal to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000 pursuant to the Supplement to Exchange Offer and Consent Solicitation.

    ** EXHIBIT T2E-2(d) - Form of Letter of Transmittal to holders of the Company's 8% Subordinated Debentures due December 31, 2000 pursuant to the Supplement to Exchange Offer and Consent Solicitation.

    ** EXHIBIT T3E-2(e) - Form of Letter of Transmittal to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000 pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

    ** EXHIBIT T3E-2(f) - Form of Letter of Transmittal to holders of the Company's 8% Subordinated Debentures due December 31, 2000 pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

    ** EXHIBIT T3E-3(a) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000.

    ** EXHIBIT T3E-3(b) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Subordinated Debentures due December 31, 2000.

    ** EXHIBIT T3E-3(c) - Form of letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.

    ** EXHIBIT T3E-3(d) - Form of letter to be sent by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees to their clients.

    ** EXHIBIT T3E-3(e) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000 pursuant to the Supplement to Exchange Offer and Consent Solicitation.

    ** EXHIBIT T3E-3(f) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Subordinated Debentures due December 31, 2000 pursuant to the Supplement to Exchange Offer and Consent Solicitation.

    ** EXHIBIT T3E-3(g) - Form of letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees pursuant to the Supplement to Exchange Offer and Consent Solicitation.

    ** EXHIBIT T3E-3(h) - Form of letter to be sent by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees to their clients pursuant to the Supplement to Exchange Offer and Consent Solicitation.

    ** EXHIBIT T3E-3(i) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000 pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

    ** EXHIBIT T3E-3(j) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Subordinated Debentures due December 31, 2000 pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

    ** EXHIBIT T3E-(k) - Form of letter to Broker, Dealers, Commercial Banks, Trust Companies and Other Nominees pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

    ** EXHIBIT T3E-(l) - Form of letter to be sent by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees to their clients pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

    **             EXHIBIT T3E-4(a) - Supplement to Exchange Offer and Consent
                   Solicitation.

    ** EXHIBIT T3E-4(b) - Second Supplement to Exchange Offer and Consent Solicitation.

    ** EXHIBIT T3E-4(c) - Third Supplement to Exchange Offer and Consent Solicitation.

    **             EXHIBIT T3E-5 - Notice of Extension of Expiration Date.


    ** EXHIBIT T3E-6 - 1995 Annual Report of the Company and Safeguard Business Systems, Inc.


*        Filed herewith.
**       Filed previously.

    ** EXHIBIT T3E-7 - Quarterly Financial Statements for the three month period ended March 31, 1996.

    ** EXHIBIT T3E-8 - Quarterly Financial Statements for the three and six month periods ended June 30, 1996.

    ** EXHIBIT T3E-9 - Quarterly Financial Statements for the three and nine month periods ended September 30, 1996.

    ** EXHIBIT T3E-10 - 1996 Annual Report of the Company and Safeguard Business Systems, Inc.

    ** EXHIBIT T3E-11 - Quarterly Financial Statements for the three month period ended March 31, 1997.

    ** EXHIBIT T3E-12 - Quarterly Financial Statements for the three and six month periods ended June 30, 1997.

     * EXHIBIT T3E-13 - Quarterly Financial Statements for the three and nine month periods ended September 30, 1997.

    ** EXHIBIT T3F - A cross reference sheet showing the exact location of the provisions of the New Notes Indenture inserted therein pursuant to Section 310 through 318(A), inclusive, of the Act (included as part of Exhibit T3C).


*        Filed herewith.
**       Filed previously.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the applicant, San Jacinto Holdings Inc., a corporation organized and existing under the laws of the State of Delaware, has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Fort Washington, Pennsylvania on the 14th day of November, 1997.

(SEAL)


                                   SAN JACINTO HOLDINGS INC.



Attest:                            By:  /s/ Elvis L. Mason
                                      ------------------------------------------
                                   Name: Elvis L. Mason
                                   Title:  President and Chief Executive Officer

 /s/ Michael D. Magill
---------------------------------
Name: Michael D. Magill
Title: Senior Vice President, CFO

                                  EXHIBIT INDEX

EXHIBIT NO.                      EXHIBIT                                                           PAGE
-----------                      -------                                                           ----
 **   EXHIBIT T3A                Certificate of Incorporation, with all amendments
                                 thereto, of the Company.................................

 **   EXHIBIT T3B                Amended and Restated By-laws of the Company.............

 **   EXHIBIT T3C-1              Indenture dated as of ___________, 1995, between the
                                 Company and U.S. Trust Company of Texas, N.A., as
                                 Trustee.................................................

 **   EXHIBIT T3C-2              Indenture dated as of ___________, 1995, between the
                                 Company and U.S. Trust Company of Texas, N.A., as
                                 Trustee pursuant to the Supplement to Exchange Offer
                                 and Consent Solicitation................................

 **   EXHIBIT T3C-3              Indenture dated as of _________, 1996, between the
                                 Company and U.S. Trust Company of Texas, N.A., as
                                 Trustee pursuant to the Third Supplement to Exchange
                                 Offer and Consent Solicitation..........................

 **   EXHIBIT T3C-4              Amended Indenture dated as of January 26, 1996, between
                                 the Company and U.S. Trust Company of Texas, N.A., as
                                 Trustee.................................................

      EXHIBIT T3D                Not Applicable

 **   EXHIBIT T3E-1              Exchange Offer and Consent Solicitation.................

 **   EXHIBIT T3E-2(a)           Form of Letter of Transmittal to holders of the
                                 Company's 8% Senior Subordinated Notes due December 31,
                                 2000....................................................

 **   EXHIBIT T3E-2(b)           Form of Letter of Transmittal to holders of the
                                 Company's 8% Subordinated Debentures due December 31,
                                 2000....................................................

 **   EXHIBIT T3E-2(c)           Form of Letter of Transmittal to holders of the
                                 company's 8% Senior Subordinated Notes due December 31,
                                 2000 pursuant to the Supplement to Exchange Offer and
                                 Consent Solicitation....................................

 **   EXHIBIT T3E-2(d)           Form of Letter of Transmittal to holders of the
                                 Company's 8% Subordinated Debentures due December 31,
                                 2000 pursuant to the Supplement to Exchange Offer and
                                 Consent Solicitation....................................

 **   EXHIBIT T3E-2(e)           Form of Letter of Transmittal to holders of the
                                 Company's 8% Senior Subordinated Notes due December 31,
                                 2000 pursuant to the Third


*        Filed herewith.
**       Filed previously.

                                 Supplement to Exchange Offer and Consent
                                 Solicitation............................................


 **   EXHIBIT T3E-2(f)           Form of Letter of Transmittal to holders of the
                                 Company's 8% Senior Subordinated Debentures due
                                 December 31, 2000 pursuant to the Third Supplement to
                                 Exchange Offer and Consent Solicitation.................

 **   EXHIBIT T3E-3(a)           Form of Notice of Guaranteed Delivery to be provided to
                                 holders of the Company's 8% Senior Subordinated Notes
                                 due December 31, 2000...................................

 **   EXHIBIT T3E-3(b)           Form of Notice of Guaranteed Delivery to be provided to
                                 holders of the Company's 8% Subordinated Debentures due
                                 December 31, 2000.......................................

 **   EXHIBIT T3E-3(c)           Form of letter to Brokers, Dealers, Commercial Banks,
                                 Trust Companies and Other Nominees......................

 **   EXHIBIT T3E-3(d)           Form of letter to be sent by Brokers, Dealers,
                                 Commercial Banks, Trust Companies and Other Nominees to
                                 their clients...........................................

 **   EXHIBIT T3E-3(e)           Form of Notice of Guaranteed Delivery to be provided to
                                 holders of the Company's 8% Senior Subordinated Notes
                                 due December 31, 2000 pursuant to the Supplement to
                                 Exchange Offer and Consent Solicitation.................

 **   EXHIBIT T3E-3(f)           Form of Notice of Guaranteed Delivery to be provided to
                                 holders of the Company's 8% Subordinated Debentures due
                                 December 31, 2000 pursuant to the Supplement to
                                 Exchange Offer and Consent Solicitation.................

 **   EXHIBIT T3E-3(g)           Form of letter to Brokers, Dealers, Commercial Banks,
                                 Trust Companies and Other Nominees pursuant to
                                 the Supplement to Exchange Offer and Consent
                                 Solicitation............................................

 **   EXHIBIT T3E-3(h)           Form of letter to be sent by Brokers, Dealers,
                                 Commercial Banks, Trust Companies and Other Nominees to
                                 their clients pursuant to the Supplement to Exchange
                                 Offer and Consent Solicitation..........................

 **   EXHIBIT T3E-3(i)           Form of Notice of Guaranteed Delivery to be provided to
                                 holders of the Company's 8% Senior Subordinated Notes
                                 due December 31, 2000 pursuant to the Third Supplement
                                 to


*        Filed herewith.
**       Filed previously.

                                 Exchange Offer and Consent Solicitation.................



 **   EXHIBIT T3E-3(j)           Form of Notice of Guaranteed Delivery to be provided to
                                 holders of the Company's 8% Subordinated Debentures due
                                 December 31, 2000 pursuant to the Third Supplement to
                                 Exchange Offer and Consent Solicitation.................

 **   EXHIBIT T3E-3(k)           Form of letter to Broker, Dealers, Commercial Banks,
                                 Trust Companies and Other Nominees pursuant to the
                                 Third Supplement to Exchange Offer and Consent
                                 Solicitation............................................

 **   EXHIBIT T3E-3(l)           Form of letter to be sent by Brokers, Dealers,
                                 Commercial Banks, Trust Companies and Other Nominees to
                                 their clients pursuant to the Third Supplement to
                                 Exchange Offer and Consent Solicitation.................

 **   EXHIBIT T3E-4(a)           Supplement to Exchange Offer and Consent Solicitation...

 **   EXHIBIT T3E-4(b)           Second Supplement to Exchange Offer and Consent
                                 Solicitation............................................

 **   EXHIBIT T3E-4(c)           Third Supplement to Exchange Offer and Consent
                                 Solicitation............................................

 **   EXHIBIT T3E-5              Notice of Extension of Expiration Date..................

 **   EXHIBIT T3E-6              1995 Annual Report of the Company and Safeguard
                                 Business Systems, Inc.

 **   EXHIBIT T3E-7              Quarterly Financial Statements for the three
                                 month period ended March 31, 1996.

 **   EXHIBIT T3E-8              Quarterly Financial Statements for the three
                                 and six month periods ended June 30, 1996.

 **   EXHIBIT T3E-9              Quarterly Financial Statements for the three
                                 and nine month periods ended September 30,
                                 1996.

 **   EXHIBIT T3E-10             1996 Annual Report of the Company and Safeguard
                                 Business Systems, Inc.

 **   EXHIBIT T3E-11             Quarterly Financial Statements for the three
                                 month period ended March 31, 1997.

*        Filed herewith.
**       Filed previously.

** EXHIBIT T3E-12                Quarterly Financial Statements for the three and six month periods ended June 30, 1997
 * EXHIBIT T3E-13                Quarterly Financial Statements for the six and nine month
                                 periods ended September 30, 1997

*     Filed herewith.

** Filed as part of or as the exhibit indicated to the Form T-3 filed with the Commission on December 1, 1995 and incorporated herein by reference.

*** Filed as part of or as the exhibit indicated to the Form T-3 filed with the Commission on December 15, 1995 and incorporated herein by reference.

**** Filed as Exhibit T3C to the Application for Qualification of Indenture on Form T-3 (No. 22-21350) filed by the Company with the Securities and Exchange Commission on November 21, 1991 and incorporated herein by reference.


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